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Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential Portions are marked: [***]

Exhibit 10.2

AMENDMENT ONE TO DATA CENTER AND GENERAL SERVICES AGREEMENT

This first Amendment and Addendum (the “Amendment”) made as of November 1, 2012 (the “Effective Date”) by and between AMBER ROAD, (Formerly known as Management Dynamics Incorporated) (“CUSTOMER”), with principal office at One Meadowlands Plaza, East Rutherford, NJ 07073 and FLORIDA TECHNOLOGY MANAGED SERVICES, INC, with principal office at 3728 Philips Highway, Suite 46, Jacksonville, Florida 32207 (“FTMS”) for the purpose of adding to and amending the DATA CENTER AND GENERAL SERVICES AGREEMENT between the aforesaid parties dated November 1, 2009 (the “Agreement”).

FTMS and CUSTOMER hereby agree to the amended items, terms and conditions provided herein, in addition to those contained in the Service Agreement, as follows:

During the initial term of the Agreement, the formal name of the CUSTOMER was changed from MANAGEMENT DYMANICS, INC. (“MDI”), to AMBER ROAD. Therefore, wherever in the Agreement reference to CUSTOMER is made, is hereby acknowledged that this reference is to AMBER ROAD.

1.	As of the Effective Date, the Contract Term of the Agreement is hereby extended to reflect an extension in the term by 2 years. The current term of the Agreement will thereby end as of 11:59 p.m., October 31, 2014. In addition, the following terms shall apply: On the annual anniversary of the Original Effective Date of this agreement the individual line item charges other than Power upon which the MSC is based will individually increase by [***]. Beginning on the anniversary date of the Effective Date of this Agreement, and annually thereafter, FTMS will assess the then current JEA Rate charged to CSX and adjust the Power Charge up or down based on the percentage of change to the then current JEA Rate from the JEA Rate as of the Effective Date or last anniversary date of this agreement. FTMS will provide to CUSTOMER all JEA documentation supporting JEA Rate changes.

2.	As of the Effective Date, the paragraph referring to “Space provided to MDI under this agreement” shall be amended and restated as follows:

Space provided to AMBER ROAD under this agreement

The space provided to AMBER ROAD within the FTMS area as of the Effective Date and for the term of this Agreement for the placement of equipment is in [***]. AMBER ROAD will maintain a minimum of [***] during the term of this Agreement.

3.	As of the Effective Date, the Fee Schedule in the Agreement is deleted in its entirety and amended as follows:

A.	Fee Schedule

Charges for Services by Florida Technology Managed Services, Inc. will consist of the various cost elements documented throughout this agreement and in any signed addendum(s) to this agreement. The following Monthly Service Charge Table details the initial Monthly Service Charge (“MSC”) and Installation. Prices reflect a [***] on rack equivalent as of January 1, 2012.

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission

Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential Portions are marked: [***]

MONTHLY SERVICE CHARGE TABLE

Charge Type	Description	Quantity	Unit	Installation Charge	Extended for initial install	Per Unit Rate	Extended Monthly
Facility Charge
Power Charge
Power Charge
Power Charge
Power Charge
Power Charge			[***]
Power Charge
Internet Charge
Support Charge
Support Charge
Support Charge
Support Charge
				Install	NA at signing	MSC	[***]

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission

Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential Portions are marked: [***]

B.	Monthly Service Charge

The Monthly Service Charge (“MSC”) will accrue on the first month of each calendar month based upon the number of rack equivalents and services being used. Charges will start when rack equivalents are installed in the FTMS area or upon commencement of services in the FTMS area. If the first month is a partial month, the billing will be prorated and billed upon delivery of rack equivalents or services. Materials and services provided after the Effective date of the Agreement will be invoiced separately from the MSC. The Monthly Service Charge (MSC) does not include systems support for software applications, operating systems or database management. System support requested by CUSTOMER, which is not included in the MSC, will be provided and billed in addition to the MSC on a monthly basis.

Quantities and service provided at levels above those shown in this MSC will be charged for at the end of the processing month, as used during the processing month, based upon the fees in this schedule or FTMS’s then current fee schedule.

C.	Rack Equivalent(s) Charge

Rack Equivalent(s) is based on the amount of space required for a standard 19” server rack of 16 square feet. The monthly rack equivalent fee is based on the equipment not occupying more than sixteen (16) square feet of floor space, including swing space, and if additional space is required for the equipment or other items the billing will be based on the rack equivalent price quoted divided by sixteen (16) square feet and applied to the space used as a per square foot rate, subject to the termination provisions of the Agreement, each Rack shall have a term equal to the Term of the Agreement.

D.	Estimated One-time Charges

The one-time charges (“One-time Charges”) shall be:

See Monthly Service Charge table.

E.	Direct Cost Charges

The direct cost charges (“Direct Cost Charges”) shall be:

•	Consumables

All charges for consumables will be passed through to CUSTOMER at cost.

•	Installation of Power (electricity)

Installation charges for Power receptacles will be passed through to CUSTOMER.

•	Wiring and Networking

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission

Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential Portions are marked: [***]

The current rates for wiring and cabling for network connectivity in the CUSTOMER area are listed below.

Standard response time (at least 3 Business Days)	[***]
Rapid response time (Less than 3 Business Days)	[***]

These rates are subject to change with advanced written notice to CUSTOMER, where practicable.

•	Operator Support Rates

Upon written request from Authorized CUSTOMER Personnel, FTMS will power on or off (as applicable) specific CUSTOMER Equipment as directed and provide other mutually agreed upon services. The charges for services in the initial calendar year of this agreement, during normal business hours of 8:00 to 5:00 Monday through Friday in the Eastern Standard Time (EST) time zone that are not covered by the MSC, the bill rate is [***] per hour (two hour minimum) and beyond the initial calendar year of this agreement the hourly rate shall increase at a rate of [***]. Support outside of FTMS’ normal business hours will be billed at time and a half with a two hour minimum. Sundays and FTMS Holidays, which are the legal Federal Holidays plus the Friday after Thanksgiving, will be billed at double time with a four hour minimum.

•	Emergency Service Request

Emergency Service Requests for changes to the infrastructure will be billed at [***].

•	Miscellaneous direct charges at the written request of CUSTOMER

•	Remote Site support for distributed systems hardware and software

•	Purchasing

•	Security incident investigation

•	Network performance monitoring

F.	Charges associated with vacating the FTMS area.

In accordance with the terms of the Agreement, CUSTOMER shall pay FTMS any Termination Charges prior to vacating the space provided under this Agreement. In addition, CUSTOMER shall pay FTMS reasonable charges associated with the following: (i) removing and cleaning up, including, but not limited to repairing any damages caused by CUSTOMER (or their agents) in removing the CUSTOMER Equipment from the Data Center and the CUSTOMER Area; (ii) disconnecting networking connections, wiring or other electrical connections whether the costs or charges are incurred directly by FTMS or levied by third-parties upon FTMS; and (iii) any other termination costs or charges levied by third-parties upon FTMS; provided, however, the maximum amount that CUSTOMER may be required to pay FTMS under this section D of this Fee Schedule, over and above any Termination Charges due, will not exceed [***].

Confidential Materials Omitted and Filed Separately with the Securities and Exchange Commission

Pursuant to a Request for Confidential Treatment under Rule 406 under the Securities Act of 1933, as amended. Confidential Portions are marked: [***]

G.	Supplemental Cooling

Supplemental internal rack cooling devices may be required by FTMS, in its sole discretion, (such as rack air distribution units, rack air removal units) or mandatory rack placement (such as “Borrowed Cooling” layout, interspersed high-density racks, or mandatory open space surrounding device) for the purpose of properly cool high electrical utilization devices. Further, to the extent that such changes are required and costs incurred (which may include internal and third-party costs), FTMS shall pass through such costs to CUSTOMER.

Except as expressly added and amended herein, all terms and provisions of the Agreement shall remain in full force and effect.

THE PARTIES ACKNOWLEDGE THAT THEY HAVE READ THIS AMENDMENT AND AGREE TO BE BOUND BY ITS TERMS AND CONDITIONS.

AMBER ROAD		FLORIDA TECHNOLOGY MANAGED SERVICES, INC.

By:	/s/ Glenn Gorman	By:
Authorized Signature		Authorized Signature

Name:	Glenn Gorman	Name:

Title:	CTO	Title:

Date:	11/9/12	Date: